WT MUTUAL FUND
Wilmington Large-Cap Strategy Fund
(Formerly, Wilmington Multi-Manager Large-Cap Fund)
Supplement Dated June 14, 2010
to the Institutional and A Share Prospectuses
Dated November 1, 2009
The information in this Supplement contains new and additional information beyond that in the Institutional and A Share Prospectuses (the “Prospectuses”) of the Wilmington Multi-Manager Large-Cap Fund, the Wilmington Multi-Manager International Fund and the Wilmington Multi-Manager Real Asset Fund dated November 1, 2009, and should be read in conjunction with those Prospectuses.
Wilmington Multi-Manager Large-Cap Fund Investment Strategy and Name Changes
Upon the recommendation of Rodney Square Management Corporation (“RSMC”), the Board of Trustees (the “Board”) of WT Mutual Fund (the “Trust”) approved a revised investment strategy for the Wilmington Multi-Manager Large-Cap Fund (the “Large-Cap Fund”). The name of the Large-Cap Fund has been changed to the “Wilmington Large-Cap Strategy Fund” (the “Large-Cap Strategy Fund”) to reflect the revised investment strategy. In connection with these changes, RSMC has contractually agreed to waive, at least through October 31, 2011, its investment advisory fee or reimburse for other expenses to the extent that the Large-Cap Strategy Fund’s “Total Annual Fund Operating Expenses”, excluding class-specific expenses and “Acquired Fund fees and expenses”, exceed 0.25%.
Under the revised investment strategy, RSMC and Wilmington Trust Investment Management, LLC (“WTIM”), as investment adviser and sub-adviser, respectively, will continue to manage the assets of the Large-Cap Strategy Fund. RSMC will determine the tactical allocation of the Fund’s assets between growth and value stocks. Currently, weightings reflect an allocation to growth and value stocks, but future weightings could be based upon a variety of other quantitative or qualitative factors including, but not limited to, size, dividend yield, price-to-earnings ratio, relative volatility, industry and economic sector exposure, valuation, liquidity, momentum, and earnings revisions. RSMC uses returns-based and holdings-based style analysis tools to assess the tactical weightings.
Once RSMC determines the tactical weightings, WTIM uses a quantitative approach to build a portfolio in accordance with RSMC’s allocation instructions. WTIM will invest in a representative sample of securities which are included in the Large-Cap Strategy Fund’s benchmark index or another index of large-capitalization companies, weighted to reflect RSMC’s growth and value tactical allocations.
The performance of WTIM’s portfolio and the benchmark index will differ due to transaction costs, market impact, portfolio expenses, corporate actions (such as mergers and spin-offs), timing variances and RSMC’s tactical allocations between growth and value styles or other factors. The returns for each of the growth and value portions of the portfolio are intended to correlate closely with the return of the corresponding growth and value components of the benchmark index by holding a portion of the stocks represented in the index using quantitative models developed by WTIM. WTIM utilizes these same models to rebalance the portfolio and to make sell decisions. Notwithstanding these strategies, there is no assurance that WTIM’s investment performance will equal or approximate that of the benchmark index.
In connection with the approval of the revised investment strategy, the Board approved the termination of First Quadrant, LP (“First Quadrant”) and Montag & Caldwell, Inc. (“M&C”) as sub-advisers to the Large-Cap Fund.
In connection with the implementation of the changes set forth above, the Prospectuses are revised as follows:
•	All references in the Prospectuses to “Wilmington Multi-Manager Large-Cap Fund” and “Large-Cap Fund” are hereby deleted and replaced with “Wilmington Large-Cap Strategy Fund” and “Large-Cap Strategy Fund,” respectively.

•	Information in the Prospectuses regarding First Quadrant’s and M&C’s management of assets of the Large- Cap Fund is deleted.

•	On page 13 of the Institutional Shares Prospectus and page 14 of the A Shares prospectus, the columns captioned “Large-Cap Fund” in the “Annual Fund Operating Expenses” table are deleted in their entirety and replaced with the corresponding columns set forth below:

	Institutional Shares	A Shares
	Prospectus	Prospectus
	Large-Cap	Large-Cap
	Strategy Fund[5]	Strategy Fund[5]
Management fees	0.50%	0.50%
Distribution (Rule 12b-1) fees	None	0.25%

Other expenses	0.43%	0.43%

Acquired Fund fees and expenses	0.02%	0.02%

Total annual Fund operating expenses	0.95%	1.20%
Waivers/Reimbursements	(0.68)%[3,4]	(0.68)%[3,4]
Net expenses	0.27%[3,4]	0.52%[3,4]
•	On page 13 of the Institutional Shares Prospectus and page 14 of the A Shares Prospectus, footnote 3 to the “Annual Fund Operating Expenses” table is deleted in its entirety and replaced with the following:
[3]	RSMC has contractually agreed to waive a portion of its advisory fee or reimburse for other expenses to the extent that “Total annual Fund operating expenses” for the Large-Cap Strategy Fund, excluding extraordinary expenses, brokerage commissions, interest and “Acquired Fund fees and expenses,” exceed 0.25% through October 31, 2011. This contractual fee waiver arrangement will remain in place unless the Board of Trustees approves its earlier termination.
•	On page 13 of the Institutional Shares Prospectus and page 14 of the A Shares Prospectus, the following footnote has been added to the “Annual Fund Operating Expenses” table:
[5]	The expense information in the table has been restated to reflect current fees.
•	On page 14 of the Institutional Shares Prospectus and page 15 of the A Shares prospectus, the rows captioned “Large-Cap Fund” in the expense example table are deleted in their entirety and replaced with the corresponding rows set forth below:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares Prospectus
Large-Cap Strategy Fund	$28	$235	$459	$1,104
A Shares Prospectus
Large-Cap Strategy Fund	$401	$653	$923	$1,695
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE